                                                                   EXHIBIT 10.12

                              SEPARATION AGREEMENT
                              --------------------

     This Separation Agreement ("Agreement") is dated, entered into, and delivered by SYNTELLECT INC., a corporation organized and existing under the laws of the state of Delaware ("Employer"), on the one hand, and STEVE NUSSRALLAH ("Employee"), on the other hand, on this 20th day of February, 1998.

                              W I T N E S S E T H:

     WHEREAS, Employee has been and will be employed by Employer from March 14, 1996 to March 31, 1998 pursuant to an Employment Agreement between Employer and Employee, dated March 14, 1996 ("Employment Agreement");

     WHEREAS, Employee has most recently been employed by Employer as President and Chief Operating Officer and also serves as a Director of Employer;

     WHEREAS, Employee and Employer mutually desire to terminate the Employment Agreement effective March 31, 1998 (the "Separation Date") and in a single document, including attachments, which supersedes the Employment Agreement, settle all claims that Employer or Employee may have under the Employment Agreement;

     WHEREAS, Employee tenders and Employer accepts Employee's resignation, effect on the Separation Date, from all positions Employee currently holds as an employee or officer of or with Employer or any of its parents, subsidiaries, or affiliates;

     WHEREAS, Employer will pay to Employee his salary under the Employment Agreement through the Separation Date, plus any accrued but unused vacation;

     WHEREAS, Employer and Employee desire to settle fully and finally all claims they may have against each other as a result of Employee's employment by Employer or its termination; and

     WHEREAS, Employer and Employee desire to state in a single document, including attachments, their understandings and agreements;

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, and each of them, agree as follows:

1.   Promises and Agreements of Employer.
     -----------------------------------

     Employer agrees to treat Employee's resignation as a "No Cause Termination" under Sections 3(c) and 4.3 of the Employment Agreement. As a result, Employer shall:

     1. Pay to Employee his salary under the Employment Agreement through the Separation Date on the same schedule that Employee has been paid prior to the date of this Agreement;

     2. Pay to Employee as severance pay, and in lieu of any other payments except as expressly provided in this Agreement, in twelve (12) equal monthly installments, commencing ten (10) days after the Separation Date, a gross amount, less applicable withholdings, equal to $210,000.00;

     3. Provide to Employee medical insurance substantially similar to the medical insurance provided to Employee prior to the Separation Date for the twelve (12) consecutive months immediately following the Separation Date; and

     4. Pay to Employee any bonus payments due to him pursuant to Section 2.2 of the Employment Agreement for the years 1997 and 1998.

     In addition, Employer agrees that the stock options granted to Employee in
Section 2.3 of the Employment Agreement will survive, and are in no way modified or affected by, the termination of the Employment Agreement pursuant to Paragraph 4 of this Agreement.

2.    Consulting Services.
      -------------------

     Employee agrees to provide consulting services to Employer up to twenty
(20) hours a month for the first three (3) consecutive months after the Separation Date. These consulting services will be provided by Employee to Employer as an independent contractor and not as an employee of Employer and at no additional compensation or charge whatsoever to Employer, but Employer will reimburse Employee for his reasonable out-of-pocket expenses in providing these consulting services.

3.    Employee's Resignation.
      ----------------------

     On the Separation Date, Employee will be deemed to have resigned as President and Chief Operating Officer of Employer and from all other employment positions which he holds with Employer or any of its parents, subsidiaries, or affiliates. As of the Separation Date, Employee's employment with Employer, and his authority to act on behalf of Employer, will be terminated.

4.    Termination of Employment Agreement.
      -----------------------------------

     On the Separation Date, the Employment Agreement will be terminated. Neither Employer nor Employee will thereafter have any further duties or obligations under the Employment Agreement except as expressly provided in this Agreement.

5.    No Re-Election as Director.
      --------------------------

     Employee agrees that he will not seek, stand for, or accept re-election as a Director of Employer when Employee's current term as a Director ends on May 21, 1998.

6.        General Release and Covenant Not to Sue.
          ---------------------------------------

          a. Employee hereby releases, discharges, and covenants not to sue Employer and its predecessors, successors, parents, subsidiaries, affiliates, and divisions, and their respective current and former employees, officers, directors, shareholders, partners, trustees, representatives, attorneys, and agents (collectively referred to herein as "Releasees") from and for all claims, liabilities, demands, and causes of action, KNOWN OR UNKNOWN, fixed or contingent, of any nature whatsoever, which he, his heirs, administrators, executors, personal representatives, beneficiaries, and assigns may have or claim to have against the Releasees or any of them as a result of his employment with Employer or the termination of said employment. This includes but is not limited to claims arising under federal, state, or local laws prohibiting discrimination on any basis, including but not limited to the Civil Rights Act of 1964, as amended, the Rehabilitation Act of 1973, as amended, the Employee Retirement Income Security Act of 1974 , as amended, the Americans With Disabilities Act of 1990, as amended, claims under or related to the Employment Agreement, and other federal, state or local laws including claims for breach of contract or wrongful discharge under state laws. By referencing the laws above, Employer does not admit coverage under any of these laws.

          b. Employer hereby releases, discharges, and covenants not to sue Employee from and for all claims, liabilities, demands, and causes of action, KNOWN OR UNKNOWN, fixed or contingent, of any nature whatsoever, which it may have or claim to have against Employee as a result of his employment with Employer or the termination of said employment. This includes but is not limited to claims arising under federal, state, or local laws prohibiting discrimination on any basis, including but not limited to the Civil Rights Act of 1964, as amended, the Rehabilitation Act of 1973, as amended, the Employee Retirement Income Security Act of 1974 , as amended, the Americans With Disabilities Act of 1990, as amended, claims under or related to the

          Employment Agreement, and other federal, state or local laws including claims for breach of contract or wrongful discharge under state laws. By referencing the laws above, Employee does not admit coverage under any of these laws.

7.        Release of Claims under the Age Discrimination in Employment Act of
          -------------------------------------------------------------------
          1967, as Amended.
          ----------------

          Employee hereby knowingly and voluntarily releases, discharges and covenants not to sue each and all of the Releasees, jointly and severally, from any and all liability, claims, allegations, and causes of action arising under the Age Discrimination in Employment Act of 1967, as amended ("ADEA"), which he, his heirs, administrators, executors, personal representatives, beneficiaries, and assigns may have or claim to have against the Releasees or any of them. Notwithstanding any other provision or paragraph of this Agreement, Employee does not hereby waive any rights or claims under the ADEA that may arise after the day on which the Agreement is signed by Employee or by Employer, whichever is later.

          Employee hereby acknowledges and represents that he has been given a period of at least twenty-one (21) days to consider the terms of this Agreement; that Employer has advised Employee in writing to consult with an attorney prior to executing this Agreement; and that he has received valuable and good consideration to which Employee is otherwise not entitled in exchange for his execution of this Agreement.

          Employee and Employer hereby acknowledge that Employee may revoke this Agreement within seven (7) days from his signing of this Agreement, and that this Agreement shall not become effective or enforceable until after the seven
(7) day revocation period has expired. In the event Employee chooses to exercise his option to revoke this Agreement, Employee shall notify Employer in writing to Employer's designated agent for this purpose, Larry Bradner at Syntellect Inc., 1000 Holcomb Woods Parkway, Bldg. 410A, Roswell, Georgia 30076-2585, and return to Employer all monies paid pursuant to this Agreement, no later than 5:00 p.m. E.S.T. of the last day of the revocation period.

8.    Attorneys' Fees, Costs and Expenses.
      -----------------------------------

          Employee understands and agrees that the aforesaid payments to him include and encompass therein any and all claims with respect to attorneys' fees, costs, and expenses for or by any and all attorneys who have represented him or with whom he has consulted or who have done anything in connection with the subject matter of this Agreement or any and all claims released herein.

9.    Future Claims.
      -------------

          Employee agrees that, except as to any rights or claims under the ADEA that may arise after the date this Agreement is executed, this Agreement releases and resolves any and all future charges or claims which might be filed by him or on his behalf against any of the Releasees with the Equal Employment Opportunity Commission or any other federal, state, or local agency or commission. Employee agrees that this Agreement constitutes a full resolution of any and all such charges, and that if any action should be taken to pursue any such charge, any or all of the Releasees shall be entitled to a protective order against or summary judgment dismissing any such action, and that neither he nor anyone on his behalf will file or cause to be filed any charge, claim, or complaint in any forum against any of the Releasees.

10.    Trade Secrets and Confidential Information.
       ------------------------------------------

          This Agreement hereby incorporates and adopts by reference the terms and restrictions contained in Section 6.1 of the Employment Agreement. A copy of the Employment Agreement is attached as Exhibit 1.
                                           ---------

11.    Non-Competition.
       ---------------

          This Agreement hereby incorporates and adopts by reference the terms and restrictions contained in Section 6.3 of the Employment Agreement, except to the extent such provision is expressly amended below.

          With regard to the Noncompete Period of the covenants contained in
Section 6.3(b) of the Employment Agreement, Employer agrees to treat Employee's resignation as a "No Cause Termination Event." Furthermore, the term "Territory" as used in Section 6.3(b) of the Employment Agreement is hereby amended to mean only the United States and the following other countries or jurisdictions in which Employer has actively engaged in or solicited business during Employee's employment as its President and Chief Operating Officer:
Australia, Canada, Germany, Hong Kong, Israel, Malaysia, Puerto Rico, and the United Kingdom.

12.    Non-Disparagement.
       -----------------

          Employee and Employer hereby agree and covenant that they shall not make any statement, written or verbal, in any forum or media, or take any action, in disparagement of each other, including, but not limited to, in the case of Employee, negative references to Employer's products, services, corporate policy, officers and/or employees and any other action which may disparage Employer to the general public and/or to Employer's employees, customers, suppliers, and/or business partners.

13.    Reasonable Restrictions.
       -----------------------

          Employee agrees and acknowledges that the covenants specified in Paragraphs 10 through 12 are reasonable, fair and equitable and contain reasonable limitations as to time, geographical area and scope of activities to be restricted and that such covenants do not impose a greater restraint on Employee than is necessary to protect the goodwill, confidential information and other legitimate business interests of Employer.

14.    Future Cooperation.
       ------------------

          Employee agrees and covenants that he shall, to the extent reasonably requested in writing, cooperate with and assist Employer in any pending or future litigation in which Employer is a party, and regarding which Employee, by virtue of his employment with Employer, has factual knowledge or information relevant to said litigation, including, but not limited to, acting as Employer's representative, on behalf of Employer, in any said litigation. Employee further agrees and covenants that, in any such litigation, he shall, without the necessity for subpoena, provide, in any jurisdiction in which Employer requests, truthful testimony relevant to said litigation. Employer will reimburse Employee for his reasonable out-of-pocket expenses in complying with this Paragraph 14.

15.    Modification.
       ------------

          No provision of this Agreement may be changed, altered, modified or waived except in writing signed by Employee and an officer of Employer, which writing shall specifically reference this Agreement and the provision which the parties intend to waive or modify.

16.    Severability.
       ------------

          Except as noted below, should any provision of this Agreement be declared or determined by any court of competent jurisdiction to be unenforceable or invalid for any reason, the validity of the remaining parts, terms or provisions of this Agreement shall not be affected thereby and the invalid or unenforceable part, term or provision shall be deemed not to be a part of this Agreement. The covenants set forth in this Agreement are to be reformed pursuant to Paragraph 18 if held to be unreasonable or unenforceable, in whole or in part, and, as written and as reformed, shall be deemed to be part of this Agreement.

17.    Reformation.
       -----------

          If any of the covenants or promises of this Agreement, including but not limited to Paragraphs 10 through 12 are determined by any court of law or equity, with jurisdiction over this matter, to be unreasonable or unenforceable, in whole or in part, as written, Employee hereby consents to and affirmatively requests that said court reform the covenant or promise so as to be reasonable and enforceable and that said court enforce the covenant or promise as reformed.

18.    Assignment of Claims.
       --------------------

          Employee hereby represents and warrants that he has not heretofore assigned, transferred, or hypothecated or purported to assign, transfer, or hypothecate to any person or entity not a signatory to this Agreement any claim or matter herein released, disclaimed, discharged, or terminated. In the event of such assignment, transfer, or hypothecation of any claims or other matter herein released, discharged, terminated, or disclaimed, Employee agrees to indemnify and hold harmless Employer or any other adversely affected Releasee from and against any liability or loss, and for any cost, expense or judgment or settlement arising out of or occasioned by, or arising in connection with any such assignment, transfer or hypothecation.

19.    Applicable Law and Mutual Submission.
       ------------------------------------

          This Agreement has been entered into in and shall be governed by and construed under the laws of the State of Georgia (except as to choice of laws).

20.    Headings and Captions.
       ---------------------

          The headings and captions used in this Agreement are for convenience of reference only, and shall in no way define, limit, expand or otherwise affect the meaning or construction of any provision of this Agreement.

21.    Waiver.
       ------

          The waiver by any party to this Agreement of a breach of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent or simultaneous breach.

22.    Communications.
       --------------

          No notice, request, consent, approval, waiver or other communication required or permitted to be given or received under this Agreement shall be effective unless it is in writing and is mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by a recognized overnight courier, signature required, addressed:

          a. if to Employer, to the address designated as Employer's Notice Address, or such other address as Employer designates by giving notice to Employee, with a copy to the address designated as Employer's Notice Copy Address or to such other person or party as Employer shall designate by giving notice to Employer; and

          b. if to Employee, to the address designated as Employee Notice Address, or such other address as Employee designates by giving notice to Employer.

23.    Notice Addresses.
       ----------------

          a. Employer Notice Address:
             -----------------------

          Syntellect Inc.
          1000 Holcomb Woods Parkway
          Suite 410A
          Roswell, Georgia 30076

          Attention: Chief Executive Officer

          b. Employer Notice Copy Address:
             ----------------------------

          Mr. Alan J. Prince
          King & Spalding
          191 Peachtree Street
          Atlanta, Georgia 30303-1763

          c.  Employee Notice Address:
              -----------------------

          Mr. Steve Nussrallah
          605 Buttercup Trace
          Alpharetta, Georgia 30222

24.    Entire Agreement.
       ----------------

          This Agreement constitutes a single integrated contract expressing the entire agreement of the parties hereto. There are no other agreements, written or oral, express or implied, between the parties hereto, concerning the subject matter hereof.

25.    Understanding.
       -------------

          Employee herewith covenants and agrees that he has read and fully understands the contents and the effect of this Agreement. Employee warrants and agrees that he has had a reasonable opportunity and been advised in writing to seek the advice of an attorney as to such content and effect. Employee accepts each and all of the terms, provisions, and conditions of this Agreement, and does so voluntarily and with full knowledge and understanding of the contents, nature, and effect of this Agreement.

STEVE NUSSRALLAH


/s/ Steve Nussrallah                Date:   February 20, 1997
-------------------------------           ----------------------


SYNTELLECT INC.



By:  /s/ J. Lawrence Bradner        Date:   February 20, 1997
    ----------------------------          ----------------------
         J. Lawrence Bradner

Title:  Chief Executive Officer
       -------------------------